SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004





                                    FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                      THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) December 17, 1997
                                  -----------------




                           GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




   100 Renaissance Center, Detroit, Michigan                 48243-7301
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------

















                                    - 1 -
ITEM 5. OTHER EVENTS

      On December 18, 1997, General Motors Corporation (GM) issued a news release announcing the completion on December 17, 1997 of a strategic restructuring of its Hughes Electronics subsidiary, including the spin-off and merger of its defense electronics unit with Raytheon Company and the transfer of Delco Electronics to GM's Delphi Automotive Systems. The holders of a majority of the outstanding shares of each class of GM common stock, $1-2/3 par value and Class H, approved the transactions. The content of the news release was as follows:

                        GM COMPLETES HUGHES TRANSACTIONS

      NEW YORK -- General Motors Corporation (NYSE: GM, GMH) today announced the completion of a strategic restructuring of its Hughes Electronics subsidiary, including the spin-off and merger of its defense electronics unit with Raytheon Company and the transfer of Delco Electronics to GM's Delphi Automotive Systems. A majority of holders of each class of GM common stock --$1-2/3 par value and Class H -- approved the transactions.

      "Completion of the Hughes transactions is a win-win for GM and its stockholders," said John F. Smith, Jr., chairman, chief executive officer and president of GM. "The transactions reflect significant premiums on the businesses involved and better position Hughes Defense and Delphi/Delco to compete in the future."

      The Hughes  transactions  were  designed to address  strategic  challenges
facing  the  three  principal   businesses  of  Hughes  Electronics  and  unlock
shareholder value at GM. The Hughes transactions include:

      - The spin-off of the defense electronics business of Hughes Electronics to GM $1-2/3 and Class H common stockholders. Hughes Defense then merged with Raytheon Company in a transaction with an estimated value for Hughes Defense of more than $9.8 billion;

      - The transfer of Delco Electronics, GM's automotive electronics business, from Hughes Electronics to GM. Delco will be integrated into GM's Delphi Automotive Systems, creating the world's leading automotive components company and better positioning these businesses to participate in the component industry trend toward integrated automotive systems; and

      - The recapitalization of GM Class H common stock into a new class of GM common stock that will track Hughes' telecommunications and space businesses (Hughes Telecom). Proceeds from approximately $4.0 billion of the debt incurred by Hughes Defense prior to its spin-off and merger with Raytheon will be made available as equity to fund Hughes Telecom.

      The new GM Class H stock, which will represent an approximate 25.6 percent tracking-stock interest in the earnings of the telecommunications and space businesses of Hughes Electronics, will be traded on the New York Stock Exchange
(NYSE) under the symbol "GMH" beginning today.

      The two classes of "new" Raytheon common stock, Class A and Class B, also begin trading today on the NYSE under the symbol "RTN.A" and "RTN.B." The Class A common stock represents approximately 30 percent of the outstanding equity value of the new Raytheon. The Class B common stock represents the remaining approximately 70 percent of the outstanding equity value of the new Raytheon.
                                    - 2 -

      The value of the Class A stock of the combined Hughes Defense/Raytheon ("new" Raytheon) being distributed to GM common stockholders is approximately $3.59 per share for holders of GM $1-2/3 common stock and approximately $31.64 per share for holders of Class H common stock, based on the closing price of Raytheon common stock on the NYSE on Wednesday, Dec. 17, 1997, of $56.25 per share.

      The amount of Class A common stock distributed to holders of each class of GM common stock was determined by using a distribution ratio formula established by GM's board of directors. Pursuant to that formula, stockholders will receive a distribution of 0.56240 shares of Class A stock for each share of GM Class H common stock and 0.06377 shares of Class A stock for each share of GM $1-2/3 common stock, based on a 30-day average Raytheon stock price of $53.21 per share. Cash will be paid in lieu of fractional shares.

      The record date for holders of GM $1-2/3 and Class H stocks who will receive the distribution of Raytheon Class A common stock was Dec. 17, 1997. The ex-distribution date for the GM $1-2/3 common stock will be Friday, Dec. 19, 1997. Sellers of GM $1-2/3 and Class H common stock on the NYSE between the record date and the ex-distribution date will be required to provide due bills and deliver the Class A stock they receive to the purchasers of their GM $1-2/3 common stock.

      GM announced in January 1997 it was pursuing a series of transactions involving the restructuring of Hughes Electronics Corporation. GM received a letter ruling from the U.S. Internal Revenue Service in July, confirming that the spin-off of Hughes Defense would be tax-free to GM and its stockholders for U.S. federal income tax purposes.

Detailed Information Related to Stockholder Transactions
--------------------------------------------------------

      In order for investors who have physical possession of certificates representing Class H common stock to trade such shares, they will first have to submit those shares to GM's transfer agent, BankBoston, in order to obtain certificates representing the new Class H common stock. Investors whose Class H common stock is held for them by brokers or institutions in "street" or
"nominee"  name  will  be  able  to  effect   transactions  in  such  securities
immediately.

      With respect to trading in Raytheon Class A common stock, investors whose $1-2/3 common stock or Class H common stock is held through a broker or institution will be able to effect transactions in such shares immediately. Investors who have physical possession of the $1-2/3 common stock or Class H common stock, ownership of which will entitle them to Class A common stock, will be able to effect transactions in Class A common stock commencing Monday, Dec. 22, 1997, by first contacting GM's transfer agent, BankBoston at 1-800-331-9922, in order to determine account balances and arrange for transfers of ownership.
      For stockholders who will be retaining Raytheon Class A common stock, Raytheon's transfer agent will mail account statements to them shortly after the transfer agent consummates the sale of fractional shares for which stockholders will receive cash. Such a mailing is expected to be made in the next several weeks. A letter explaining how to effect transactions in Class A stock will also be mailed promptly.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits

      Exhibit 3(i) General Motors Restated Certificate of Incorporation, as amended to December 18, 1997.

      Article FOURTH of the General Motors Restated Certificate of Incorporation has been amended to delete provisions relating to GM Class H Common Stock and add provisions relating to New GM Class H Common Stock, as defined in the solicitation statement/prospectus of General Motors and Hughes Defense (i.e. HE Holdings) dated November 10, 1997, including the following sections:

      Section                       Amendment
      -------                       ---------
      ARTICLE FOURTH

      DIVISION I:   (a)(1)
      Dividends on Common Stock     Amended

      DIVISION I:   (a)(2)
      Dividends on Class H
      Common Stock                  Amended

      DIVISION I:   (a)(3)
      Discrimination between
      Common Stock, and
      Class H Common Stock          Amended

      DIVISION I:  (a)(4)
      Available Separate
      Consolidated Net Income
      of EDS                        Deleted

      DIVISION I:  (a)(5)
      Available Separate
      Consolidated Net Income
      of Hughes                     Amended as DIVISION I: (a)(4)

      DIVISION I:  (b)
      Voting Rights                 Amended

      DIVISION I:
      (c)(1) through (c)(11)
      Exchangeability               Amended

      DIVISION I:  (d)
      Liquidation Rights            Amended


      DIVISION I:
      (e)(1) through (e)(2)
      Subdivision or Combination    Amended

      The amendments included in the sections listed above include only those amendments that were included in the complete text of Article FOURTH of the General Motors Certificate of Incorporation that was filed as Exhibit A to Appendix A of the solicitation statement/prospectus of General Motors and Hughes Defense (i.e. HE Holdings) dated November 10, 1997.

      Exhibit 3(ii) By-Laws as amended to December 18, 1997, reflecting amendments to Section 6.2, 6.3, and 6.9., as described below:

      Section                       Amendment
      -------                       ---------

      6.2
      Stock Certificates Amended to revise the Corporation's representation of any class of series of stock as certificated or uncertificated.

      6.3
      Seal Amended to revise the name of the "Finance Committee" to the "Investment Funds Committee."

      6.9
      Voting of Stocks Owned        Amended to revise the name of the "Finance
      by the Corporation            Committee" to the "Investment Funds
                                  Committee."




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                  (Registrant)
Date    December 18, 1997
        -----------------
                                        By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)